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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): June 2, 2008

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                        GYRODYNE COMPANY OF AMERICA, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          New York                     000-01684               11-1688021
        -------------                -------------           ---------------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of incorporation)                 Number)            Identification No.)


                             1 FLOWERFIELD, Suite 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2008 is being filed in order to attach as Exhibit 99.1 a corrected version of the press release.

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Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 2, 2008, Gyrodyne Company of America, Inc. (the "Company") acquired the Cortlandt Manor Medical Center in Cortlandt Manor, New York (the "Property") from Cortlandt Building Associates, LLC (the "Seller"). The Property consists of five office buildings which are situated on 5.01 acres with approximately 29,800 square feet of rentable space and a current occupancy rate of 97%. The purchase price was $7,000,000, or $234.81 per square foot. The aggregate monthly rent flow from the Property is currently $85,000. There is no material relationship between the Company and the Seller. Of the $7,000,000 purchase price for the Property, the Company paid $500,000 as a refundable deposit upon the signing of the contract to acquire the Property and received financing in the amount of $5,250,000 from M&T Bank.

The Company issued a press release dated June 2, 2008 announcing the acquisition of the Property, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of a Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment no later than 71 calendar days after the date this report on Form 8-K is required to be filed to provide the financial statements of the business acquired.

(b) Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment no later than 71 calendar days after the date this report on Form 8-K is required to be filed to provide pro forma financial information.

(C) EXHIBITS

EXHIBIT NO.         DOCUMENT
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   99.1             Press Release dated June 2, 2008.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       GYRODYNE COMPANY OF AMERICA, INC.


                                       By: /s/ Stephen V. Maroney
                                           -------------------------------------
                                           Stephen V. Maroney
                                           President, Chief Executive Officer
                                           and Treasurer

                                       Date: June 3, 2008